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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         JULY 19, 2004
                                                  ------------------------------


                          TURBOCHEF TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     0-23478                 48-1100390
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 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)


     SIX CONCOURSE PARKWAY, SUITE 1900, ATLANTA, GEORGIA            30328
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          (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:        (678) 987-1700
                                                    ----------------------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

     TurboChef Technologies, Inc. (the "Company") has filed an amendment to its Restated Certificate of Incorporation, as previously amended, effective July 19, 2004 to increase the number of authorized shares of its common stock, par value $.01 per share, from 50,000,000 shares to 100,000,000 shares.

     At its Annual Meeting of Stockholders held on July 19, 2004, the Company stated that it expected to see revenues in excess of $40 million for the second half of the current year.


     "Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995: Certain statements in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the uncertainty of market acceptance and demand for the Company's products, the ability to obtain additional financing if necessary to continue operations, the uncertainty of consumer acceptance of new products or technologies that may be offered by the Company, relationships with and dependence on third-party equipment manufacturers and suppliers, impact of competitive products and pricing and other risks detailed in the Company's filings with the Securities and Exchange Commission. The words "looking forward," "believe," "expect," "likely" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only for the date the statement was made. The Company undertakes no obligation to update any forward-looking statements contained in this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

      EXHIBIT NO.                           DESCRIPTION
      -----------                           -----------

         99.1 Certificate of Amendment to the Restated Certificate of Incorporation


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TURBOCHEF TECHNOLOGIES, INC.
                                      (REGISTRANT)


                                      By: /s/ James A. Cochran
                                         --------------------------------------
                                         James A. Cochran
                                         Senior Vice President and Chief
                                         Financial Officer


Date: July 19, 2004